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                                                                  EXHIBIT 10.289

                       LIGAND PHARMACEUTICALS INCORPORATED

                            STOCK ISSUANCE AGREEMENT

            This STOCK ISSUANCE AGREEMENT is made this _____ day of ______________, 200__ (the "Grant Date"), by and between Ligand Pharmaceuticals Incorporated, a Delaware corporation, and _________________________, a member of the Board and a Participant in the Corporation's 2002 Stock Incentive Plan.

            All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

      A. PURCHASE OF SHARES

            1. PURCHASE. Participant hereby purchases _____________ shares of Common Stock (the "Purchased Shares") pursuant to the provisions of the Stock Issuance Program at the purchase price of $______ per share (the "Purchase Price"). The Purchase Price is equal to the Fair Market Value per share of the Common Stock on the Grant Date.

            2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Participant shall pay the Purchase Price for the Purchased Shares in any form of consideration permitted under the Plan (including by an election to apply Participant's right to receive all or a portion of his or her annual fees for calendar year 2006 to the payment of the Purchase Price) and shall deliver a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

            3. STOCKHOLDER RIGHTS. Until such time as the Purchased Shares are forfeited pursuant to the Forfeiture Restriction, Participant (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of this Agreement.

            4. ESCROW. The Corporation shall have the right to hold the Purchased Shares in escrow until those shares have vested in accordance with the Vesting Schedule.

            5. COMPLIANCE WITH LAW. Under no circumstances shall shares of Common Stock or other assets be issued or delivered to Participant pursuant to the provisions of this Agreement unless, in the opinion of counsel for the Corporation or its successors, there shall have been compliance with all applicable requirements of applicable securities laws, all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is at the time listed for trading and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

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      B. TRANSFER RESTRICTIONS

            1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Forfeiture Restriction.

            2. RESTRICTIVE LEGEND. The stock certificate, if any, for the Purchased Shares shall be endorsed with the following restrictive legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND SUBJECT TO CERTAIN FORFEITURE RESTRICTIONS AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE CORPORATION'S PRINCIPAL CORPORATE OFFICES."

            3. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Forfeiture Restriction to the same extent such shares would be so subject if retained by Participant.

      C. FORFEITURE RESTRICTION

            1. GRANT. Subject to the provisions of Paragraph C.2 below, if Participant ceases for any reason to remain in service as a member of the Board, all of the Unvested Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Corporation (the "Forfeiture Restriction"). Upon the occurrence of such a forfeiture, the Corporation shall become the legal and beneficial owner of the Unvested Shares being forfeited and all rights and interests therein or relating thereto, and the Corporation shall have the right to retain and transfer to its own name the number of Unvested Shares being forfeited by Participant. In the event any of the Unvested Shares are forfeited under this Paragraph C.1., any dividends or other distributions paid on such Unvested Shares and held by the escrow agent pursuant to Paragraph
A.4 shall be promptly paid by the escrow agent to the Corporation. For purposes of this Agreement, all of the Purchased Shares in which Participant is not, at the time of his or her cessation of service as a member of the Board, vested in accordance with the Vesting Schedule set forth in Paragraph C.2 of this Agreement or the special vesting acceleration provisions of Paragraph C.4 of this Agreement are hereinafter referred to as the "Unvested Shares."

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            2. TERMINATION OF THE FORFEITURE RESTRICTION. The Forfeiture
Restriction shall terminate and cease to be applicable with respect to any and all Purchased Shares in which Participant vests in accordance with the following Vesting Schedule:

            Participant shall acquire a vested interest in, and the Forfeiture Restriction shall lapse with respect to, the Purchased Shares in a series of twelve (12) successive equal monthly installments upon Participant's completion of each calendar month of service as a member of the Board during calendar year 2006, with the first such installment to become vested upon Participant's continuation in Board service through January 31, 2006.

            In the event any Unvested Shares are released from the Forfeiture Restriction, any dividends or other distributions paid on such shares and held by the escrow agent pursuant to Paragraph A.4 shall be promptly paid by the escrow agent to Participant.

            3. RECAPITALIZATION. Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Forfeiture Restriction and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such Forfeiture Restriction or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of securities subject to this Agreement in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure.

            4. CHANGE IN CONTROL OR HOSTILE TAKE-OVER. Immediately prior to the consummation of any Change in Control or Hostile Take-Over effected during Participant's period of Board service, the Forfeiture Restriction shall automatically lapse in its entirety and the Purchased Shares shall vest in full.

            5. DEATH OR DISABILITY. In the event a Participant's period of Board service terminates as a result of his or her death or Permanent Disability, the Forfeiture Restriction shall automatically lapse in its entirety and the Purchased Shares shall vest in full.

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      D. TAXES

            Participant has reviewed with Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Corporation) shall be responsible for Participant's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Participant understands that Participant will recognize ordinary income for federal income tax purposes under Section 83 of the Code. In this context, "restriction" includes the Forfeiture Restriction set forth in Article C.

      E. GENERAL PROVISIONS

            1. ASSIGNMENT. The Corporation may assign any of its rights under this Agreement to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

            2. NO RIGHT TO CONTINUED SERVICE. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in service as an employee, director or consultant to the Company or any Parent or Subsidiary for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's service at any time for any reason, with or without cause.

            3. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

            4. NO WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

            5. CANCELLATION OF SHARES. If any Unvested Shares are forfeited to the Corporation as provided in this Agreement, then from and after the time of such forfeiture, the person forfeiting such shares shall no longer have any rights as a holder of such shares. Such shares shall be deemed forfeited in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

            6. PARTICIPANT UNDERTAKING. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem

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necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Agreement.

            7. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

            8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

            9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            10. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant's assigns and the legal representatives, heirs and legatees of Participant's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

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            IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                   LIGAND PHARMACEUTICALS INCORPORATED

                                   By:______________________________________

                                   Title:___________________________________

                                   Address:_________________________________

                                   _________________________________________



                                   PARTICIPANT

                                   _________________________________________
                                   Signature


                                   Address:_________________________________

                                   _________________________________________

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                             SPOUSAL ACKNOWLEDGMENT

            The undersigned spouse of Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation's granting Participant the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Participant is not vested at the time of his or her termination of service as a member of the Board.


                                   _________________________________________
                                             PARTICIPANT'S SPOUSE

                                   Address:_________________________________

                                   _________________________________________

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                                    EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

            FOR VALUE RECEIVED _______________________ hereby sell(s), assign(s) and transfer(s) unto Ligand Pharmaceuticals Incorporated (the "Corporation"), _____________________ (________) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ______________ herewith and do(es) hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  _________________, _____.

                                   Signature________________________________


INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to enforce the Forfeiture Restriction without requiring additional signatures on the part of Participant.

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                                    APPENDIX

            The following definitions shall be in effect under the Agreement:

            A. AGREEMENT shall mean this Stock Issuance Agreement.

            B. BOARD shall mean the Corporation's Board of Directors.

            C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                  (i) a merger, consolidation or other reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or
            substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

                  (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

            D. COMMON STOCK shall mean shares of the Corporation's common stock.

            E. CODE shall mean the Internal Revenue Code of 1986, as amended.

            F. CORPORATION shall mean Ligand Pharmaceuticals Incorporated, a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Ligand Pharmaceuticals Incorporated.

            G. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq
            National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National

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            Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists, or

                  (ii) If the Common Stock is at the time listed on any Stock
            Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            H. FORFEITURE RESTRICTION shall mean the right granted to the Corporation in accordance with Article C.

            I. GRANT DATE shall mean the date of grant as specified in the first paragraph of this Agreement.

            J. HOSTILE TAKE-OVER shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                  (i) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination; or

                  (ii) a Hostile Tender-Offer.

            K. HOSTILE TENDER-OFFER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept

            L. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

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            M. OWNER shall mean Participant and all subsequent holders of the
Purchased Shares who derive their chain of ownership through a Permitted Transfer from Participant.

            N. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            O. PARTICIPANT shall mean the person to whom the Purchased Shares are issued under the Stock Issuance Program.

            P. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Participant obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Participant's will or the laws of inheritance following Participant's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares.

            Q. PLAN shall mean the Corporation's 2002 Stock Incentive Plan.

            R. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its administrative capacity under the Plan.

            S. PURCHASE PRICE shall have the meaning assigned to such term in Paragraph A.1.

            T. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

            U. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

            V. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

            W. STOCK ISSUANCE PROGRAM shall mean the Stock Issuance Program under the Plan.

            X. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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            Y. VESTING SCHEDULE shall mean the vesting schedule specified in
Paragraph C.3, pursuant to which the Purchased Shares are to vest in a series of installments over Participant's period of service as a member of the Board.

            Z. UNVESTED SHARES shall have the meaning assigned to such term in Paragraph C.1.

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